                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                November 4, 2016
Statement(Month/Day/Year):

Issuer Name and Ticker or              Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                        [SHOS]

Relationship of Reporting              10% Owner
Person(s)to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group              Form filed by More than One Reporting
Filing:                                Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  November 8, 2016

2.   RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                November 4, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                        [SHOS]

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group              Form filed by More than One Reporting
Filing:                                Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  November 8, 2016

3.   ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                November 4, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                        [SHOS]

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group              Form filed by More than One Reporting
Filing:                                Person

Signature:
                                       By:    /s/ Edward S. Lampert
                                              ----------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  November 8, 2016